______________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) October 27, 1997



        CWABS, Inc. Asset-Backed Certificates, Series 1997-2
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


         Delaware                  333-11095        13-3956151
----------------------------     ------------     ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)    Identification No.)


4500 Park Granada
Calabasas, California                                     91302
----------------------                                 ----------
(Address of Principal                                  (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (818) 225-3240
                                                     ----- --------
_____________________________________________________________________________

Item 5.   Other Events.
----      ------------

     On the October 27, 1997 Distribution Date, The Bank of New York, as trustee (the "Series 1997-2 Trustee") of CWABS, Inc. Asset-Backed Certificate Trust 1997-2 (the "Series 1997-2 Trust"), distributed to holders (the "Series 1997-2 Certificateholders") of the Series 1997-2 Trust's Asset-Backed Certificates, interest and principal totalling $3,360,454.91, pursuant to a Pooling and Servicing Agreement dated as of May 23, 1997 (the "Pooling and Servicing Agreement") by and among CWABS, Inc., as depositor, Countrywide Home Loans, Inc., as seller and master servicer, and the Series 1997-2 Trustee. All capitalized terms not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

     Pursuant to the Pooling and Servicing Agreement, the Series 1997-2 Trustee distributed statements, which are annexed hereto as Exhibit 1, to the Series 1997-2 Certificateholders.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1. CWABS, Inc. Asset Backed Certificates, Series 1997-2, Statement to Certificateholders dated October 27, 1997.



                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CWABS, Inc.


                           By:   /s/ David Walker
                               ----------------------------
                                 David Walker
                                 Vice President


Dated:  October 27, 1997



                                Exhibit Index
                                -------------

Exhibit                                                                Page
-------                                                                ----

1.   CWABS, Inc. Asset Backed Certificates, Series 1997-2, Statement
     to Certificateholders dated October 27, 1997.                       3



                                  EXHIBIT 1


                                                     Payment Date:  10/27/97

The Bank of New York
101 Barclay Street, 12E
New York, NY 10286
Attn: Leslie Gaskill, MBS Unit
(212) 815-2973

                                    COUNTRYWIDE HOME LOAN, INC.
                             ASSET-BACKED CERTIFICATES, SERIES 1997-2


                                       Current Payment Information
Class Information
                        Beginning	  Pass Thru      Principal	  Interest          Total      Ending Certificate
Class Code     Name     Cert. Bal.	    Rate	  Dist. Amt.      Dist. Amt.        Dist.           Balance
               A-1    170,643,543.07      5.927500%    2,461,353.05     899,101.87     3,360,454.91      168,182,190.02
                 R	        0.00         N/A	     N/A              0.00             0.00 	           0.00
Totals 	         -    170,643,543.07          -        2,461,353.05     899,101.87     3,360,454.91      168,182,190.02



Class Information              Original Certificate Information         Factors per $1,000
 	          	Original         Pass Thru      Cusip        Principal         Interest	       Ending
Type	       Name	Cert. Bal.       Rate           Number          Dist.            Dist.	      Cert. Bal.
Floater        A-1    178,026,096.00     5.927500%    126671AJ5     13.82579915      5.05039367     944.70526400
Fixed	        R               0.00           N/A          N/A      0.00000000      0.00000000       0.00000000
Totals          -     178,026,096.00         -            -         13.82579915      5.05039367     944.70526400


                COLLATERAL INFORMATION

Beginning Principal Balance                172,071,679.12
Scheduled Principal Payment                     96,662.07
Prepayment Amount                            2,026,918.89
Ending Principal Balance                   169,948,098.16

Subordinated Increase Amount	               318,383.22
Required Subordinated Amount	             4,895,717.65
Subordination Deficit Amount	                     0.00

                  OTHER INFORMATION

Class A Carry-Forward Amount	                19,388.87
Class A Insured Payment	                             0.00
Class A Basis Risk Carry-Forward Amound paid         0.00
Class A Basis Risk Carry-Forward Amount remained     0.00

                TOTAL REO INFORMATION

Total Number of REO Properties                          0
Total Principal Balance of REO Properties            0.00

               NEW REO INFORMATION

         Loan Number          Stated Principal Balance

                   0                              0.00
                   0                              0.00

                    FEES & ADVANCES

Monthly master servicer fees paid            69,428.65
Advances included in this distribution	     36,837.67

                      LIQUIDATION/LOSS INFORMATION

Loan Number                      Ending Stated Balance       Realized Losses

    0                                      0.00                    0.00
    0                                      0.00                    0.00
    0                                      0.00                    0.00

Total realized losses (this period)        0.00
Cumulatiave losses (from Cut-Off)          0.00

                    DELINQUENCY INFORMATION

Period	         Loan Count             Ending Stated Balance

30 days               44                     3,444,690.65
60 days               10                       681,422.81
90 or more days        2                       101,200.00
Foreclosure            9                       620,917.44
Totals                65                     4,848,230.90